Summary Prospectus Supplement	March 23, 2020

Putnam Pennsylvania Tax Exempt Income Fund
Summary Prospectus dated September 30, 2019

Effective July 1, 2020, the following information replaces similar information provided with respect to class A shares of the fund under Fees and expenses:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total annual
	Management	Distribution and		fund operating
Share class	Fees	service (12b-1) fees	Other expenses	expenses
Class A	0.43%	0.25%†	0.17%	0.85%

† Distribution and service (12b-1) fees have been restated to reflect current fees. For periods prior to July 1, 2020, the distribution and service (12b-1) fee rate for class A shares is expected to be 0.23%, which is a blended rate. Effective July 1, 2020, the rate for class A shares is 0.25%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$483	$660	$852	$1,407

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